                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             08/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar2                                 WEIGHTED AVERAGE PC RATE:    4.54993%
POOL NUMBER:  Group 1 = 1813
____________________________________________________________________________________________

ISSUE DATE:  02/26/2002
CERTIFICATE BALANCE AT ISSUE:    $846,869,196.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1924                         $727,641,381.06
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   $1,792,892.77
Unscheduled Principal Collection/Reversals                         $1,091,049.62
Liquidations-in-full                                      46      $15,684,402.98
Net principal Distributed                                         $18,568,345.37    ($18,568,345.37)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1878                         $709,073,035.69

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,386,415.52

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $644,663.07

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $21,310,097.82

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             08/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar2                                 WEIGHTED AVERAGE PC RATE:    4.54993%
POOL NUMBER:  Group 1 = 1813
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $18,568,345.37     $2,741,752.45             $0.00     $2,741,752.45             $0.00    $21,310,097.82

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $40,480,573.00             $0.00             $0.00             $0.00    $40,480,573.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $16,835,758.00             $0.00             $0.00             $0.00    $16,835,758.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

  211     $75,020,728.07        10      $2,494,149.68         7      $2,910,136.44

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    5      $2,440,578.61         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
08/25/2002 are as follows:

                Class       Class Principal Balance
                B1                 $8,752,875.45
                B2                 $4,584,872.34
                B3                 $2,500,821.57
                B4                 $1,667,280.00
                B5                 $1,250,410.77
                B6                 $2,084,047.55
                              __________________
                Total             $20,840,307.68
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of July 31, 2002):

SERIES:  2002-ar2               POOL NUMBER:  Group 1 = 1813

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $709,073,035.69**       $77,984,435.58***       $75,020,728.07***
Number:                         2159                    223                     211
% of Pool:                    100.00%                 11.00%                  10.58%
(Dollars)
% of Pool:                    100.00%                 10.33%                   9.77%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $2,494,149.68***          $469,557.83***                $0.00***
Number:                          10                       2                       0
% of Pool:                    0.35%                    0.07%                   0.00%
(Dollars)
% of Pool:                    0.46%                    0.09%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all August 01, 2002 scheduled payments and July 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
July 31, 2002.

Trading Factor, calculated as of distribution date : 0.83728755.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including August 01, 2002, and unscheduled prepayments in months prior to August ) can be calculated.